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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                 Investment Company Act File Number: 811-21326

               Cohen & Steers REIT and Preferred Income Fund, Inc. (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2003




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Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2003, is hereby included.

Item 2. Code of Ethics.

On February 5, 2004, the registrant adopted a code of ethics that applies to the registrant's principal executive and principal financial officers. A copy of the code of ethics is attached as Exhibit 10(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's audit committee has determined that it does not currently have an audit committee financial expert serving on its audit committee. Although no single audit committee member possesses the attributes necessary for qualification as an audit committee financial expert, several members have significant experience in the management of their personal assets and the assets of the businesses with which they are or have been associated. All members of the audit committee are also financially literate and have the necessary education and experience to be effective members of the audit committee. In addition, the registrant's nominating committee intends to recommend the appointment and election of an additional director who will qualify as an audit committee financial expert and the registrant's board will consider this nomination at a future meeting.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed by the registrant's principal accountant to the registrant were $0 for the fiscal year ended December 31, 2002 and $169,546 for the fiscal year ended December 31, 2003.

(b) Audit-Related Fees. The aggregate audit-related fees billed by the registrant's principal accountant to the registrant were $0 for the fiscal year ended December 31, 2002 and $47,200 for the fiscal year ended December 31, 2003. These fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant's preferred shares.

(c) Tax Fees. The aggregate tax fees billed by the registrant's principal accountant to the registrant were $0 for the fiscal year ended December 31, 2002 and $3,000 for the fiscal year ended December 31, 2003. These fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(d) All Other Fees. There were no other fees billed by the registrant's principal accountant to the registrant for the fiscal years ended December 31, 2002 and December 31, 2003.

For the fiscal year ended December 31, 2002, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant were $46,000. These fees were billed in connection with internal control reviews and AIMR performance reviews and were not required to be approved pursuant to paragraph





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(c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.

For the fiscal year ended December 31, 2003, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant and approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were $49,500. These fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's principal accountant for services rendered to the registrant and the registrant's investment adviser and its affiliates were $46,000 for the fiscal year ended December 31, 2002 and $99,700 for the fiscal year ended December 31, 2003.

(h) This item was not applicable for the fiscal year ended December 31, 2003 since no such non-pre-approved services were rendered.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Gregory C. Clark, Bonnie Cohen, George Grossman, Richard J. Norman and Willard
H. Smith Jr.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
          STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
                                   SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.




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I. Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

         A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

         B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

         C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II. General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

         1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

         2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

         3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

         4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

         5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.




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         6.   Voting rights shall not automatically be exercised in favor of management-supported proposals.

         7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV. Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.




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A. Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.


Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.




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B. Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers. C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally





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withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

         1.   creates a blank check preferred stock; or

         2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.




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Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of Joseph Harvey, Senior Vice President and Director of Research. Ed Lee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. Mr. Lee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. Larry Stoller, Senior Vice President and General Counsel of C&S, shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI. Recordkeeping

Mr. Lee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

         *    Name of the company




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         *    Ticker symbol
         *    CUSIP number
         *    Shareholder meeting date
         *    Brief identification of each matter voted upon
         *    Whether the matter was proposed by management or a shareholder
         *    Whether C&S voted on the matter
         *    If C&S voted, then how C&S voted
         *    Whether C&S voted with or against management

Mr. Stoller shall be responsible for maintaining and updating this Policy and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

* Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

* Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

* Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

* Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.




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* Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

Mr. Stoller shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - Mr. Stoller is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policy and Procedures. Mr. Stoller (or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, Mr. Stoller (or his designee) shall promptly inquire of Mr. Lee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, Mr. Stoller shall inform the Investment Committee that no proxy vote is to be submitted for that company until Mr. Stoller completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, Mr. Stoller (or his designee) shall receive on at least an annual basis from each member of the Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise Mr. Stoller if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - Mr. Stoller (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If Mr. Stoller determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and Mr. Lee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common




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stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, Mr. Stoller (or his designee) shall be responsible for ensuring that Mr. Lee votes proxies in this manner. Mr. Stoller will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. Mr. Stoller shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

          By: /s/ Robert H. Steers
              --------------------------
                  Name: Robert H. Steers
                  Title: Chairman

          Date: February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          By: /s/ Robert H. Steers                    By: /s/ Martin Cohen
             -------------------------------              ---------------------------------------
              Name: Robert H. Steers                          Name: Martin Cohen
              Title: Chairman, Secretary and                  Title: President, Treasurer
                      and principal executive officer                 and principal financial officer

          Date: February 27, 2004



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

February 17, 2004

To Our Shareholders:
    We are pleased to submit to you our report for the quarter and period ended December 31, 2003. The net asset value at that date was $26.68 per common share. In addition, during the quarter, three $0.17 per share monthly dividends were paid and three $0.17 per share monthly dividends were declared and will be paid in the first quarter of 2004.

    For the quarter, Cohen & Steers REIT and Preferred Income Fund had a total return, based on income and change in net asset value, of 10.3%, bringing the net asset value total return since inception to 15.6%. This compares to the NAREIT Equity REIT Index's(a) return of 10.0% and 21.3% for the quarter and the period June 27, 2003 (commencement of operations) through December 31, 2003. During the quarter, the fund closed on the issuance of an additional $51 million of auction market preferred shares. The proceeds were subsequently invested in additional REIT and preferred securities at dividend yields that we believe will generate incremental net income for the fund's common shareholders. We note, however, that the use of leverage generally may increase the volatility of the fund's net asset value per share.

2003 REVIEW

    2003 turned out to be an excellent year for most major asset classes, with REITs and preferred securities being no exception. Investor interest in the fund's two most important attributes (attractive monthly income and portfolio diversification) translated into very strong returns from the fund's inception date through the end of the year. This was true even as we patiently invested the proceeds from the initial offering and the subsequent issuance of the fund's auction market preferred shares. We are pleased with the balance that we have struck in the portfolio (55% REIT common stocks and 45% preferreds and other fixed income instruments as of December 31, 2003), and that the portfolio is generating a level of current income consistent with our objectives when we established the fund.

    The investment climate throughout much of 2003 provided an excellent backdrop for us to be executing our initial investment program. Specifically, it became increasingly apparent over the course of the year that the long-awaited economic recovery was taking shape, albeit in fits and starts. Corporate profitability improved dramatically, the stock market began an impressive recovery, and by the third quarter, real GDP growth on a year-over-year basis was 8.2%, representing strength across many sectors of our economy. Yet this nascent recovery appeared to have little to no effect on pricing power, and with the Fed remaining in an accommodative mode, interest rates remained at their lowest levels in over 40 years. This scenario was very positive for the fund. As the economy continued to improve, real estate fundamentals likewise improved, which is at least partially responsible for the strong returns generated by REITs in 2003. In addition, with corporate profitability generally improving (but unaccompanied by inflation), credit fundamentals also ticked up, and corporate spreads were driven down sharply.

-------------------

(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

--------------------------------------------------------------------------------
                                       1






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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    During 2003, REITs began to enjoy widespread acceptance as both an important asset class and a financial instrument, and as a result this was simply the best year for REIT investors in the modern era (since 1991). Health care was the best performing sector in the fourth quarter, producing a total return of 17.2%. Health care fundamentals were better than expected due to a surprise increase in nursing home reimbursement in 2003, in spite of federal and local budget deficits. The next best performing sectors in the quarter were the hotel sector (total return of 14.2%) and regional malls (12.5%). As has been the case for the past several years, underperformers for the quarter were apartment and office building owners.

    The fund's best performing investments from inception through year-end were in the health care, diversified, self storage and hotel sectors. Lagging sectors for the fund were industrial, mixed office/industrial and shopping center. In terms of individual securities, our best-performing holding was Ventas Inc., a health care REIT that produced a total return of 49% for the period from inception through the end of the year. Other significant contributors include regional mall owner Mills Corp., which produced a total return of 35%, and office owner Maguire Properties, which generated a total return of 31%. The fund's poorest performing holdings included Apartment Investment & Management Company, which generated a total return of -9% from inception through year-end, as well as Crescent Real Estate Equities, which generated a total return of 4%.

    As was the case throughout much of 2003, fixed income markets rewarded investors in higher income securities, and many of the fund's preferred and bond holdings participated in the gains. We reaped strong credit-related gains over the quarter from many holdings, particularly in the auto, insurance, media and REIT sectors. This performance, while perhaps extreme in some cases, was largely warranted as stronger earnings, balance sheets and capital markets continued to improve the credit quality of many issuers. We look for credit quality to continue to improve, but see less potential for significant credit related gains going forward given how much spreads have already compressed.

    We also captured certain event-driven gains that are worth mentioning. Specifically, we recognized meaningful capital gains through a special tender relating to Sears' sale of its credit card business. We also recognized a $3 million gain through our purchase of a Fortis, Inc. security that was subsequently redeemed via a 'make whole' option in conjunction with the planned spin-off of this unit from the Fortis Group. Our primary focus remains on producing high, stable income, but we will continue to seek out special capital appreciation opportunities, as these examples demonstrate.

    A voracious demand for income continues to support preferred and bond prices, in our view. Demographics (growing demand for income as Baby Boomers age), higher investor recognition of the potentially beneficial portfolio effects of income, and the steep slope and low nominal level of the Treasury yield curve all contribute to this environment. We view the first two factors as long-term pillars of support. As for bond yields, while the economic recovery currently underway eventually may usher in somewhat higher rates, we believe that the high productivity, low inflation environment we have enjoyed since the 1990's continues to provide a benign backdrop for the near term. We further believe that a relative dearth of supply, as companies continue to pare debt and use higher cash flows for current financing needs, also supports preferred prices for the near term.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

INVESTMENT OUTLOOK

    Not surprisingly, we believe that the key to the performance of both REITs and preferreds in 2004 will be the course of the U.S. economy. As basic as that sounds, it is clear REIT share prices and fixed income credit spreads have already factored in, at least to some extent, a stronger economy. Fortunately, we remain optimistic about the course of the economy. In light of the return of business and consumer confidence, soaring profitability, ongoing fiscal stimulus and still-accommodative monetary policy, we believe the economy will remain strong. Our expectation is that in 2004 GDP will increase by at least 4%.

    We also believe that for the first time since the economic recovery began, the United States will experience strong job growth. We expect that 1.5 to 2.0 million jobs will be created this year. To the extent that this occurs, several dynamics of the real estate markets are likely to change significantly, primarily in the office and apartment sectors. Growth in service jobs will directly benefit owners of office buildings, particularly in larger cities such as New York, Boston, and Washington. We are already seeing vacancy rates begin to decline, coincident with companies now shifting from layoffs to new hiring, such as those in the financial service industry. Because a relatively high percentage of new jobholders tend to rent apartments, the strong job growth we expect should benefit owners of multi-family properties. Our apartment holdings are concentrated in those markets that are expected to be at the forefront of the expected job growth (particularly, in the southeast and southwest), as well as companies that have a strong presence in the northeast and western states where there is a higher tendency to rent apartments due to high population density and high home prices.

    Whereas REIT share prices are much higher than they were one year ago, the health of the industry and the outlook for profit growth are far superior as well. In our experience, bear markets rarely, if ever, commence at this stage of economic and real estate cycles. In fact, the strengthening real estate markets are attracting an increasing amount of investment capital -- it is our understanding that a record amount of capital has been allocated to direct property ownership. We expect this to help to maintain strong pricing in most real estate markets. In our opinion, the rise in REIT prices has not changed the investment characteristics that investors are increasingly seeking. It remains our belief that while REITs are no longer as undervalued as they were over the past several years, the conditions for a prolonged period of rising asset values, earnings and dividends are firmly in place.

    With respect to our preferred holdings, we see the most value in sectors that benefit most from a stronger economy, such as industrials and energy. The dramatic fall in the U.S. dollar is another reason we favor U.S. industrials, while the presidential election and Olympics make media attractive. We prefer to mix such exposure with a foundation of high quality financials, and have found good value in certain dollar-denominated securities of foreign issuers. Utility fundamentals are attractive as well, and we expect to see new issuance in this sector. However, we have avoided new issues offering yields that are significantly lower than historical norms. Instead, we continue to prefer higher coupon issues available in the secondary market, as these provide potentially better asset value protection versus the threat of rising rates that is typically brought on by an accelerating economy, in our view.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    The portfolio's current balance between REITs and preferreds indicates our belief that REITs are better positioned to benefit from an improving economy, as this would likely lead to improving cash flows and potentially higher dividends. Our current asset mix: 55% REIT common stocks, 45% preferred and other fixed income securities, reflects this view. While a better economy would also help credit fundamentals, eventually we would expect an increase in inflation to occur, which would present a price risk for fixed income instruments. Rising short-term rates would also have some effect on the fund's borrowing costs, though we have substantially mitigated this risk by fixing the majority of the fund's borrowing costs. In sum, the portfolio is well positioned for us to continue to be able to generate very attractive dividends for our shareholders, with the goal that over time there will be some growth to that income stream.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

             GREG E. BROOKS      WILLIAM F. SCAPELL
             GREG E. BROOKS      WILLIAM F. SCAPELL
             Portfolio manager   Portfolio manager


           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
              So visit us today at COHENANDSTEERS.COM


--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2003


                                                        NUMBER         VALUE            DIVIDEND
                                                      OF SHARES       (NOTE 1)      YIELD(a) (UNAUDITED)
                                                      ----------   --------------   --------------------
COMMON STOCK                               83.46%(b)
  DIVERSIFIED                               9.22%
      Colonial Properties Trust....................      300,000   $   11,880,000          6.72%
      Crescent Real Estate Equities Co. ...........    1,490,500       25,532,265          8.76
      iStar Financial..............................      990,000       38,511,000          6.81
      Newcastle Investment Corp. ..................    1,024,274       27,757,825          7.38
      Vornado Realty Trust.........................      274,100       15,006,975          5.19
                                                                   --------------
                                                                      118,688,065
                                                                   --------------
  HEALTH CARE                              13.25%
      Health Care Property Investors...............    1,450,300       73,675,240          6.54
      Health Care REIT.............................    1,745,600       62,841,600          6.50
      Nationwide Health Properties.................    1,362,200       26,631,010          7.57
      Ventas.......................................      335,000        7,370,000          4.86
                                                                   --------------
                                                                      170,517,850
                                                                   --------------
  HOTEL                                     1.75%
      Hospitality Properties Trust.................      545,200       22,505,856          6.98
                                                                   --------------
  INDUSTRIAL                                3.86%
      First Industrial Realty Trust................    1,472,200       49,686,750          8.12
                                                                   --------------
  OFFICE                                   23.06%
      Arden Realty.................................    1,444,200       43,817,028          6.66
      Brandywine Realty Trust......................      787,800       21,089,406          6.57
      CarrAmerica Realty Corp. ....................      982,300       29,252,894          6.72
      Equity Office Properties Trust...............    2,943,300       84,325,545          6.98
      Highwoods Properties.........................      910,200       23,119,080          6.69
      Mack-Cali Realty Corp. ......................    1,240,000       51,608,800          6.05
      Maguire Properties...........................    1,286,100       31,252,230          6.58
      Prentiss Properties Trust....................      374,900       12,367,951          6.79
                                                                   --------------
                                                                      296,832,934
                                                                   --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.

(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                        NUMBER         VALUE             DIVIDEND
                                                      OF SHARES       (NOTE 1)       YIELD (UNAUDITED)
                                                      ----------   --------------   -------------------
  OFFICE/INDUSTRIAL                          4.56%
      Liberty Property Trust.......................    1,143,300   $   44,474,370          6.22%
      Mission West Properties......................      939,500       12,166,525          7.41
      Reckson Associates Realty Corp...............       87,500        2,126,250          6.99
                                                                   --------------
                                                                       58,767,145
                                                                   --------------
  RESIDENTIAL -- APARTMENT                  13.50%
      AMLI Residential Properties Trust............      590,400       15,822,720          7.16
      Apartment Investment & Management Co. .......      160,000        5,520,000          6.96
      Archstone-Smith Trust........................    2,374,000       66,424,520          6.11
      Camden Property Trust........................      647,800       28,697,540          5.73
      Gables Residential Trust.....................    1,186,100       41,205,114          6.94
      Mid-America Apartment Communities............      349,000       11,719,420          6.97
      Town & Country Trust.........................      173,400        4,395,690          6.79
                                                                   --------------
                                                                      173,785,004
                                                                   --------------
  SELF STORAGE                               0.64%
      Sovran Self Storage..........................      222,200        8,254,730          6.49
                                                                   --------------
  SHOPPING CENTER                           13.62%
    COMMUNITY CENTER                         8.62%
      Cedar Shopping Centers.......................      400,000        4,968,000          7.25
      Heritage Property Investment Trust...........    2,002,300       56,965,435          7.38
      New Plan Excel Realty Trust..................    1,538,100       37,944,927          6.69
      Ramco-Gershenson Properties Trust............      390,000       11,037,000          5.94
                                                                   --------------
                                                                      110,915,362
                                                                   --------------
    REGIONAL MALL                            5.00%
      Glimcher Realty Trust........................    2,074,000       46,416,120          8.58
      Macerich Co. ................................      215,200        9,576,400          5.48
      Mills Corp. .................................      190,200        8,368,800          5.14
                                                                   --------------
                                                                       64,361,320
                                                                   --------------
      TOTAL SHOPPING CENTER........................                   175,276,682
                                                                   --------------
           TOTAL COMMON STOCK (Identified
             cost -- $945,249,194).................                 1,074,315,016
                                                                   --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                        NUMBER         VALUE             DIVIDEND
                                                      OF SHARES       (NOTE 1)       YIELD (UNAUDITED)
                                                      ----------   --------------   -------------------
PREFERRED SECURITIES -- $25 PAR VALUE       26.56%
  AUTOMOTIVE                                 0.92%
      Delphi Trust I, 8.25%, due 10/15/33,
         Series A..................................      450,000   $   11,853,000          7.82%
                                                                   --------------
  AGRICULTURAL CHEMICALS                     0.22%
      Agrium, 8.00% (COPrS)........................      112,400        2,825,736          7.96
                                                                   --------------
  AUTOMOTIVE                                 0.69%
      DaimlerChrysler, 7.25% (CBTCS)...............       23,708          606,925          7.07
      DaimlerChrysler, 7.50% (CBTCS)...............       37,300          966,443          7.26
      DaimlerChrysler, 7.875% (CORTS)..............        9,600          258,240          7.32
      DaimlerChrysler, 8.00% (CORTS)...............       10,000          274,000          7.30
      Ford Motor Co., 7.50%, Note..................      101,951        2,631,355          7.28
      Ford Motor Co., 8.00% (CORTS)................      125,000        3,340,000          7.49
      Ford Motor Co., 8.125%, Series F (SATURNS)...       32,200          852,012          7.67
                                                                   --------------
                                                                        8,928,975
                                                                   --------------

BANK                                         2.26%
      ASBC Capital I, 7.625%, Series A (TOPrS).....       75,500        2,042,275          7.06
      Chittenden Capital Trust I, 8.00%, Capital
         Securities................................       21,300          579,360          7.35
      Cobank ACB, 7.00%, 144(a)....................      200,000       10,024,960          6.98
      Colonial Capital Trust IV, 7.875%............      309,200        8,286,560          7.35
      Countrywide Capital IV, 6.75%................       71,100        1,832,247          6.56
      Fleet Capital Trust VII, 7.20% Series........       94,800        2,510,304          6.80
      Fleet Capital Trust VIII, 7.20% Series.......       87,900        2,341,656          6.76
      Old Second Bancorp Capital Trust I, 7.80%....       90,000          981,000          7.16
      Zions Capital Trust B, 8.00%.................       18,600          507,222          7.33
                                                                   --------------
                                                                       29,105,584
                                                                   --------------
  BANK -- FOREIGN                            1.27%
      Abbey National PLC, 7.375%, Series B.........      105,700        2,928,947          6.64
      Abbey National PLC, 7.375%, Series C.........      493,264       13,441,444          6.75
                                                                   --------------
                                                                       16,370,391
                                                                   --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                        NUMBER         VALUE             DIVIDEND
                                                      OF SHARES       (NOTE 1)       YIELD (UNAUDITED)
                                                      ----------   --------------   -------------------
  ELECTRIC -- INTEGRATED                     1.08%
      Energy East Capital Trust I, 8.25%...........       61,000   $    1,645,170          7.64%
      Northern States Power Co., 8.00%, Notes
         (PINES)...................................       41,700        1,137,993          7.33
      PSEG Funding Trust II, 8.75% Series..........      199,900        5,617,190          7.79
      Puget Sound Energy Capital Trust II, 8.40%
         (TOPrS)...................................       95,800        2,569,356          7.83
      Southern California Edison, 7.23%, due
         4/30/07, Series M.........................       12,300        1,230,000          7.23
      Virginia Power Capital Trust II, 7.375%,
         (TruPS)...................................       62,061        1,714,745          6.66
                                                                   --------------
                                                                       13,914,454
                                                                   --------------
FINANCE                                      1.76%
  AUTO LOAN                                  0.38%
      Ford Motor Credit Co., 7.60%, Note...........       82,800        2,141,208          7.35
      General Motors Acceptance Corp., 7.25%,
         Notes.....................................      104,900        2,723,204          6.97
                                                                   --------------
                                                                        4,864,412
                                                                   --------------
  CREDIT CARD                                0.84%
      MBNA Capital, 8.125%, Series D (TruPS).......      234,100        6,269,198          7.58
      MBNA Capital, 8.10%, Series E (TOPrs)........      166,300        4,525,023          7.46
                                                                   --------------
                                                                       10,794,221
                                                                   --------------
  DIVERSIFIED FINANCIAL SERVICES             0.10%
      National Rural Utilities, 7.40% (QUICS)......       48,300        1,292,025          6.92
                                                                   --------------
  INVESTMENT BANKER/BROKER                   0.44%
      Lehman Brothers Holdings, 6.50%, Series F....      212,500        5,729,000          6.05
                                                                   --------------
      TOTAL FINANCE................................                    22,679,658
                                                                   --------------
GAS -- DISTRIBUTION                          3.69%
      Dominion CNG Capital, 8.40%..................       78,700        2,142,214          7.02
      Laclede Capital Trust I, 7.70% (TOPrS).......       47,900        1,302,880          7.10
      Southern Union Co., 7.55%, Series C..........    1,040,000       27,799,200          7.07
      Southwest Gas Capital Trust II, 7.70%........      600,000       16,290,000          7.11
                                                                   --------------
                                                                       47,534,294
                                                                   --------------
INSURANCE                                    2.40%
  LIFE/HEALTH INSURANCE                      0.27%
      Lincoln National Capital V, 7.65%, Series E
         (TruPS)...................................       52,300        1,406,870          7.10
      PLC Capital Trust III, 7.50% (TOPrS).........       33,700          898,105          7.05
      Torchmark Capital Trust I, 7.75%.............       41,000        1,111,100          7.16
                                                                   --------------
                                                                        3,416,075
                                                                   --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                        NUMBER         VALUE             DIVIDEND
                                                      OF SHARES       (NOTE 1)       YIELD (UNAUDITED)
                                                      ----------   --------------   -------------------
  MULTI-LINE                                 0.85%
      ING Groep NV, 7.05% Series...................      241,600   $    6,467,632          6.57%
      ING Groep NV, 7.20% Series...................      165,700        4,493,784          6.64
                                                                   --------------
                                                                       10,961,416
                                                                   --------------
  PROPERTY/CASUALTY                          1.06%
      ACE Ltd., 7.80%, Series C....................      380,400       10,594,140          7.00
      St. Paul Capital Trust I, 7.60% (TruPS)......      114,130        3,080,369          7.04
                                                                   --------------
                                                                       13,674,509
                                                                   --------------
  REINSURANCE -- FOREIGN                     0.22%
      Everest Re Capital Trust, 7.85%..............        8,800          242,000          7.13
      RenaissanceRE Holdings Ltd., 8.10%, Series
         A.........................................       30,900          842,025          7.45
      RenaissanceRE Holdings Ltd., 7.30%, Series
         B.........................................       65,900        1,759,530          6.85
                                                                   --------------
                                                                        2,843,555
                                                                   --------------
      TOTAL INSURANCE..............................                    30,895,555
                                                                   --------------
MEDIA                                        2.03%
  CABLE TELEVISION                           1.21%
      Shaw Communications, 8.45%, Series A
         (COPrS)...................................      186,192        4,701,348          8.36
      Shaw Communications, 8.50%, Series B
         (COPrS)...................................      432,300       10,876,668          8.47
                                                                   --------------
                                                                       15,578,016
                                                                   --------------
  DIVERSIFIED SERVICES                       0.82%
      AOL Time Warner, 7.625%, Series A-1
         (CABCO)...................................      103,200        2,750,280          7.17
      Liberty Media Corp., 8.75% (CBTCS)...........      197,500        5,395,700          8.02
      Liberty Media Corp., 8.75% (PPLUS)...........       89,545        2,442,788          8.03
                                                                   --------------
                                                                       10,588,768
                                                                   --------------
      TOTAL MEDIA..................................                    26,166,784
                                                                   --------------
MEDICAL -- HMO                               0.07%
      Aetna, 8.50%, Senior Notes...................       32,000          878,400          7.76
                                                                   --------------
OIL -- EXPLORATION                           1.23%
      Nexen, 7.35%, due 11/1/43, Series B..........      606,260       15,853,699          7.04
                                                                   --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                        NUMBER         VALUE             DIVIDEND
                                                      OF SHARES       (NOTE 1)       YIELD (UNAUDITED)
                                                      ----------   --------------   -------------------
REAL ESTATE                                  7.27%
      Apartment Investment and Management Co.,
         8.00%, Series T...........................       93,700   $    2,417,460          7.75%
      CBL & Associates Properties, 7.75%,
         Series C..................................      200,000        5,420,000          7.16
      CarrAmerica Realty Corp., 7.50%, Series E....      172,600        4,591,160          7.07
      Cousins Properties, 7.75%, Series A..........      457,500       12,466,875          7.12
      Developers Diversified Realty Corp., 8.00%,
         Series G..................................       88,700        2,393,126          7.41
      Glimcher Realty Trust, 8.75%, Series F.......      280,000        7,414,400          8.27
      Health Care Property Investors, 7.10%,
         Series F..................................      100,000        2,550,000          6.98
      Health Care REIT, 7.875%, Series D...........      100,000        2,641,000          7.46
      Innkeepers USA Trust, 8.00%, Series C........       88,000        2,226,400          7.91
      iStar Financial, 7.875%, Series E............      400,000       10,360,000          7.61
      iStar Financial, 7.80%, Series F.............      292,400        7,646,260          7.46
      iStar Financial, 7.65%, Series G.............       80,000        2,020,000          7.56
      Kilroy Realty Corp., 7.8%, Series E..........      100,000        2,555,000          7.63
      Mid-America Apartment Communities, 8.30%,
         Series H(a)...............................      690,600       18,038,472          7.96
      Mills Corp., 8.75%, Series E.................      197,600        5,354,960          8.08
      Saul Centers, 8.00%, Series A................       94,400        2,501,600          7.55
      Shurgard Storage Centers, 8.75%, Series A....       13,200          357,060          8.10
      SL Green Realty Corp, 7.625%, Series C.......      100,000        2,575,000          7.42
                                                                   --------------
                                                                       93,528,773
                                                                   --------------
TELECOMMUNICATION SERVICES                   1.67%
      Centaur Funding Corp., 9.08%(b)..............       13,908       16,697,080          7.56
      Telephone & Data Systems, 7.60%, Series A....      175,600        4,690,276          7.11
                                                                   --------------
                                                                       21,387,356
                                                                   --------------
             TOTAL PREFERRED SECURITIES -- $25 PAR
                VALUE (Identified cost
                --$328,157,447)....................                   341,922,659
                                                                   --------------

-------------------
(a) 200,000 shares segregated as collateral for the interest rate swap transactions.
(b) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003


                                                        NUMBER         VALUE             DIVIDEND
                                                      OF SHARES       (NOTE 1)       YIELD (UNAUDITED)
                                                      ----------   --------------   -------------------
PREFERRED SECURITIES -- CAPITAL TRUST        33.83%
  BANK                                        6.99%
      AgFirst Farm Credit Bank, 7.30%, due
         10/14/49, 144A............................   30,000,000   $   30,160,500          7.26%
      Astoria Capital Trust I, 9.75%, due 11/1/29,
         Series B..................................   13,500,000       16,065,000          8.19
      BankBoston Capital Trust II, 7.75%, due
         12/15/26..................................    1,500,000        1,663,893          6.99
      BT Preferred Capital Trust II, 7.875%, due
         2/25/27...................................    5,000,000        5,607,635          7.03
      First Midwest Capital Trust I, 6.95%, due
         12/1/33, 144A.............................    5,000,000        5,191,895          6.69
      Great Western Financial Trust II, 8.206%, due
         2/1/27, Series A..........................    5,232,000        5,993,492          7.17
      ML Capital Trust I, 9.875%, due 3/1/27,
         Series B..................................    1,800,000        2,078,478          8.56
      Republic New York Capital I, 7.75%, due
         11/15/26 (TruPS)..........................    1,000,000        1,080,934          7.17
      Roslyn Preferred Trust FRN, 4.78% due 4/1/32,
         144A......................................   10,000,000       10,375,000          4.61
      Sky Financial Capital Trust I, 9.75%, due
         5/1/30, Series B..........................    3,000,000        3,397,848          8.25
      Webster Capital Trust I, 9.36%, due 1/29/27,
         144A......................................    7,300,000        8,335,293          8.20
                                                                   --------------
                                                                       89,949,968
                                                                   --------------
  BANK -- FOREIGN                           10.47%
      BNP Paribas Capital Trust V, 7.20%...........   19,550,000       20,397,336          6.90
      CA Preferred Fund Trust, 7.00%, due 1/29/49
         (Eurobond)................................   28,200,000       28,624,748          6.90
      Fortis Capital Trust, 8.40%, due 5/30/27,
         144A......................................   13,000,000       17,395,859          6.28
      HBOS Capital Funding LP, 6.85%...............   29,000,000       29,311,518          6.78
      HSBC Capital Funding LP, 10.176%.............    9,680,000       14,227,364          6.93
      RBS Capital Trust B, 6.80%...................   24,700,000       24,883,694          6.75
                                                                   --------------
                                                                      134,840,519
                                                                   --------------
  ELECTRIC -- INTEGRATED                     2.02%
      Dominion Resources Capital Trust III, 8.40%,
         due 1/15/31...............................   21,732,000       25,999,295          7.02
                                                                   --------------
  FINANCE                                    4.28%
    CREDIT CARD                              0.34%
      MBNA Capital, 8.278%, due 12/1/26, Series
         A.........................................    4,000,000        4,359,908          7.60
                                                                   --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                        NUMBER         VALUE             DIVIDEND
                                                      OF SHARES       (NOTE 1)       YIELD (UNAUDITED)
                                                      ----------   --------------   -------------------
    DIVERSIFIED FINANCIAL SERVICES           1.98%
      Old Mutual Capital Funding, 8.00%, due
         5/29/49 (Eurobond)........................   25,000,000   $   25,468,750          7.85%
                                                                   --------------
    INVESTMENT BANKER/BROKER                 0.94%
      Chase Capital I, 7.67%, due 12/1/06..........    2,519,000        2,783,248          6.94
      JPM Capital Trust I, 7.54%, due 1/15/27......    1,925,000        2,112,882          6.87
      JPM Capital Trust II, 7.95%, due 2/27/07.....    6,400,000        7,248,794          7.02
                                                                   --------------
                                                                       12,144,924
                                                                   --------------
    MORTGAGE LOAN/BROKER                     1.02%
      Countrywide Capital III, 8.05%, due 6/15/27,
         Series B (SKIS)...........................   11,285,000       13,189,344          6.89
                                                                   --------------
      TOTAL FINANCE................................                    55,162,926
                                                                   --------------
  FOOD -- DAIRY PRODUCTS                     0.57%
      Dairy Farmers of America, 7.875%, 144A(a)....       75,000        7,311,375          8.08
                                                                   --------------

INSURANCE                                    7.82%
    BROKERS                                  0.30%
      Aon Capital Trust A, 8.205%, due 1/1/27......    3,500,000        3,904,250          7.36
                                                                   --------------
    LIFE/HEALTH                              0.33%
      AmerUS Capital, 8.85%, due 2/1/27,
         Series A..................................    4,000,000        4,244,560          8.34
                                                                   --------------
    MULTI-LINE                               5.94%
      AXA, 7.10%, due 5/29/49 (Eurobond)...........   28,500,000       28,980,225          6.98
      GenAmerica Capital I, 8.525%, due 6/30/27....   14,000,000       16,171,246          7.38
      USF&G Capital, 8.312%, due 7/1/46............    2,000,000        2,263,456          7.34
      Zurich Capital Trust I, 8.376%, due 6/1/37...   25,212,000       29,039,408          7.28
                                                                   --------------
                                                                       76,454,335
                                                                   --------------
    PROPERTY/CASUALTY                        1.25%
      W.R. Berkley Capital Trust, 8.197% due
         12/15/45..................................   15,100,000       16,028,484          7.72
                                                                   --------------
      TOTAL INSURANCE..............................                   100,631,630
                                                                   --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                        NUMBER         VALUE             DIVIDEND
                                                      OF SHARES       (NOTE 1)       YIELD (UNAUDITED)
                                                      ----------   --------------   -------------------
  PIPELINES                                  1.68%
      K N Capital Trust I, 8.56%, due 4/15/27
         (TruPS)...................................    9,513,000   $   11,019,127          7.39%
      K N Capital Trust III, 7.63%, due 4/15/28
         (TruPS)...................................    9,650,000       10,591,560          6.95
                                                                   --------------
                                                                       21,610,687
                                                                   --------------
           TOTAL PREFERRED SECURITIES -- CAPITAL
             TRUST (Identified cost --
             $424,262,389).........................                   435,506,399
                                                                   --------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                    -----------
CORPORATE BOND                             6.17%
  AUTOMOTIVE                               4.79%
      Ford Holdings, 9.30%, due 3/1/30...........   $ 2,500,000        2,910,595
      Ford Motor Co., 9.98%, due 2/15/47.........    14,400,000       17,724,571
      General Motors Corp., 7.375%, due
         5/23/48.................................    24,377,000       23,928,634
      General Motors Corp., 8.25%, due 7/15/23...    15,000,000       17,074,785
                                                                  --------------
                                                                      61,638,585
                                                                  --------------
  ELECTRIC -- INTEGRATED                   0.24%
      First Energy Corp., 7.375%, due 11/15/31,
         Series C................................     3,000,000        3,079,938
                                                                  --------------
  MEDIA -- DIVERSIFIED SERVICES            1.14%
      Liberty Media Corp., 8.25%, due 2/1/30.....    12,250,000       14,709,555
                                                                  --------------
           TOTAL CORPORATE BOND (Identified
             cost -- $71,767,316)................                     79,428,078
                                                                  --------------
COMMERCIAL PAPER                           1.71%
      UBS Financial, 0.75% due 1/2/04 (Identified
         cost -- $21,913,543)....................    21,914,000       21,913,543
                                                                  --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                     PRINCIPAL        VALUE
                                                      AMOUNT         (NOTE 1)
                                                      ------         --------
TOTAL INVESTMENTS (Identified
  cost -- $1,791,349,890) ............... 151.73%                 $1,953,085,695
OTHER ASSETS IN EXCESS OF LIABILITIES ...   0.40%                      5,102,126
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET
  PREFERRED SHARES: SERIES M7, SERIES T7,
  SERIES W7, SERIES TH7, SERIES F7
  (Equivalent to $25,000 per share based on 3,280
  shares outstanding per class), SERIES W28A,
  SERIES W28B, SERIES W28C (Equivalent to $25,000
  per share based on 2,800 shares outstanding per
  class), AND SERIES T28 (Equivalent to $25,000
  per share based on 2,040 shares outstanding
  per class) ........................... (52.13)%                 $ (671,000,000)
                                         -------                  --------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $26.68 per share based on
  48,251,666 shares of capital stock
  outstanding) .......................... 100.00%                 $1,287,187,821
                                          -------                 --------------
                                          -------                 --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

CABCO    Corporate Assets Backed Corporation.
CBTCS    Corporate Backed Trust Certificates.
COPrS    Canadian Origin Preferred Securities.
CORTS    Corporate Backed Trust Securities.
PINES    Public Income Notes.
PPLUS    Preferred Plus Trust.
QUICS    Quarterly Income Capital Securities.
SATURNS  Structured Asset Trust Unit Repackagings.
SKIS     Subordinated Capital Income Securities.
TOPrS    Trust Originated Preferred Securities.
TruPS    Trust Preferred Securities.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

ASSETS:
    Investments in securities, at value (Identified
      cost -- $1,791,349,890) (Note 1)......................  $ 1,953,085,695
    Cash....................................................        1,061,462
    Dividends and interest receivable.......................       15,523,452
    Receivable for investment securities sold...............          416,101
    Unrealized appreciation on interest rate swap
      transactions (note 1 and 6)...........................          548,612
    Other assets............................................           37,956
                                                              ---------------
        Total Assets........................................    1,970,673,278
                                                              ---------------
LIABILITIES:
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................        5,640,465
    Payable for investment securities purchased.............        3,243,611
    Payable for dividends declared on common shares.........        1,251,094
    Payable to investment manager...........................        1,056,549
    Payable for preferred organization costs................          542,508
    Payable for dividends declared on preferred shares......          498,710
    Other liabilities.......................................          252,520
                                                              ---------------
        Total Liabilities...................................       12,485,457
                                                              ---------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series M7,
      ($25,000 liquidation value, $0.001
      par value, 3,280 shares issued and outstanding)
      (Notes 1 and 5).......................................       82,000,000
    Taxable auction market preferred shares, Series T7,
      ($25,000 liquidation value, $0.001 par value, 3,280
      shares issued and outstanding) (Notes 1 and 5)........       82,000,000
    Taxable auction market preferred shares, Series W7,
      ($25,000 liquidation value, $0.001 par value, 3,280
      shares issued and outstanding) (Notes 1 and 5)........       82,000,000
    Taxable auction market preferred shares, Series TH7,
      ($25,000 liquidation value, $0.001 par value, 3,280
      shares issued and outstanding) (Notes 1 and 5)........       82,000,000
    Taxable auction market preferred shares, Series F7,
      ($25,000 liquidation value, $0.001 par value, 3,280
      shares issued and outstanding) (Notes 1 and 5)........       82,000,000
    Taxable auction market preferred shares, Series W28A,
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........       70,000,000
    Taxable auction market preferred shares, Series W28B,
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........       70,000,000
    Taxable auction market preferred shares, Series W28C,
      ($25,000 liquidation value, $0.001 par value, 2,800
      shares issued and outstanding) (Notes 1 and 5)........       70,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 2,800 shares
      issued and outstanding) (Notes 1 and 5)...............       51,000,000
                                                              ---------------
                                                                  671,000,000
                                                              ---------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $ 1,287,187,821
                                                              ---------------
                                                              ---------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2003

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 48,251,666 shares issued
      and outstanding) (Notes 1 and 5)......................  $ 1,130,141,149
    Undistributed net investment income.....................          419,127
    Accumulated net realized loss on investments and
      interest rate swap transactions.......................          (16,407)
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap transactions.......      156,643,952
                                                              ---------------
                                                              $ 1,287,187,821
                                                              ---------------
                                                              ---------------
NET ASSET VALUE PER COMMON SHARE:
  ($1,287,187,821[div]48,251,666 shares outstanding)........  $         26.68
                                                              ---------------
                                                              ---------------
MARKET PRICE PER COMMON SHARE...............................  $         25.90
                                                              ---------------
                                                              ---------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................            (2.92)%
                                                              ---------------
                                                              ---------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
            FOR THE PERIOD JUNE 27, 2003(a) THROUGH DECEMBER 31, 2003

Investment Income (Note 1):
    Dividend income (net of $9,756 of foreign witholding
       tax).................................................  $ 27,798,333
    Interest income.........................................    12,422,812
                                                              ------------
         Total Income.......................................    40,221,145
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     5,427,314
    Administration fees (Note 2)............................       548,913
    Preferred remarketing fee...............................       577,535
    Reports to shareholders.................................       118,541
    Custodian fees and expenses.............................       126,873
    Professional fees.......................................        80,500
    Directors' fees and expenses (Note 2)...................        24,500
    Transfer agent fees and expenses........................        18,125
    Miscellaneous...........................................       111,344
                                                              ------------
         Total Expenses.....................................     7,033,645
                                                              ------------
Net Investment Income.......................................    33,187,500
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................     3,151,417
    Net realized loss on interest rate swap transactions....    (3,285,666)
    Net change in unrealized appreciation on investments....   161,735,805
    Net change in unrealized depreciation on interest rate
       swap transactions....................................    (5,091,853)
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................   156,509,703
                                                              ------------
Net Increase Resulting from Operations......................   189,697,203
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net Investment Income...................................    (3,077,879)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $186,619,324
                                                              ------------
                                                              ------------

-------------------
(a) Commencement of operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                               FOR THE PERIOD
                                                               JUNE 27, 2003(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2003
                                                              -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income..............................   $   33,187,500
         Net realized loss on investments and interest rate
            swap transactions...............................         (134,249)
         Net unrealized appreciation/(depreciation) on
            investments and interest rate swap
            transactions....................................      156,643,952
                                                               --------------
              Net increase resulting from operations........      189,697,203
                                                               --------------
    Less Dividends and Distributions to Preferred
       Shareholders from:
         Net investment income..............................       (2,787,195)
         Net realized gain on investments...................         (290,684)
                                                               --------------
              Total dividends and distributions to preferred
                shareholders................................       (3,077,879)
                                                               --------------
         Net increase in net assets from operations
            applicable to common shares.....................      186,619,324
                                                               --------------
    Less Dividends and Distributions to Common Shareholders
       from:
         Net investment income..............................      (26,695,512)
         Net realized gain on investments...................       (2,784,165)
         Tax return of capital..............................      (11,524,470)
                                                               --------------
              Total dividends and distributions to common
                shareholders................................      (41,004,147)
                                                               --------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
            transactions....................................    1,148,126,750
         Increase in net assets from shares issued to common
            shareholders for reinvestment of dividends......        1,375,745
         Decrease in net assets from underwriting
            commissions and offering expenses from issuance
            of preferred shares.............................       (8,030,126)
                                                               --------------
              Net increase in net assets from capital stock
                transactions................................    1,141,472,369
                                                               --------------
              Total increase in net assets applicable to
                common shares...............................    1,287,087,546
                                                               --------------
    Net Assets Applicable to Common Shares:
         Beginning of period................................          100,275
                                                               --------------
         End of period......................................   $1,287,187,821
                                                               --------------
                                                               --------------

-------------------
(a) Commencement of operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                FOR THE PERIOD
                                                                JUNE 27, 2003(a)
                                                                   THROUGH
PER SHARE OPERATING PERFORMANCE:                              DECEMBER 31, 2003
--------------------------------                              ------------------
Net asset value per common share, beginning of period.......         $23.88
                                                                   --------
Income from investment operations:
    Net investment income...................................           0.74(b)
    Net realized and unrealized gain on investments.........           3.23
                                                                   --------
        Total income from investment operations.............           3.97
                                                                   --------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................          (0.06)
    Net realized gain on investments........................          (0.01)
                                                                   --------
        Total dividends and distributions to preferred
          shareholders......................................          (0.07)
                                                                   --------
        Total from investment operations applicable to
          common shares.....................................           3.90
                                                                   --------
Less: Offering and organization costs charged to paid-in
  capital -- common shares..................................          (0.06)
   Offering and organization costs charged to paid-in
  capital -- preferred shares...............................          (0.18)
   Dilutive effect of common share offering.................          (0.01)
                                                                   --------
        Total offering and organization costs...............          (0.25)
                                                                   --------
Less: dividends and distributions to common shareholders
  from:
    Net investment income...................................          (0.55)
    Net realized gain on investments........................          (0.06)
    Tax return of capital...................................          (0.24)
                                                                   --------
        Total dividends and distributions to common
          shareholders......................................          (0.85)
                                                                   --------
Net increase in net asset value.............................           2.80
                                                                   --------
Net asset value, per common share, end of period............       $  26.68
                                                                   --------
                                                                   --------
Market value, per common share, end of period...............       $  25.90
                                                                   --------
                                                                   --------
Net asset value total return(c).............................          15.56%(d)
                                                                   --------
                                                                   --------
Market value return(c)......................................           7.16%(d)
                                                                   --------
                                                                   --------

-------------------

(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(d) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                FOR THE PERIOD
                                                                JUNE 27, 2003(a)
                                                                   THROUGH
RATIOS/SUPPLEMENTAL DATA:                                     DECEMBER 31, 2003
-------------------------                                     ------------------
Net assets applicable to common shares, end of period (in
  millions).................................................       $1,287.2
                                                                   --------
                                                                   --------
Ratio of expenses to average daily net assets applicable to
  common shares(b)..........................................           1.17%(c)
                                                                   --------
                                                                   --------
Ratio of net investment income to average daily net assets
  applicable to common shares(b)............................           5.51%(c)
                                                                   --------
                                                                   --------
Ratio of expenses to average daily managed assets(b)........           0.84%(c)
                                                                   --------
                                                                   --------
Portfolio turnover rate.....................................           7.66%(d)
                                                                   --------
                                                                   --------
PREFERRED SHARES:
----------------
Liquidation value, end of period (in 000's).................       $671,000
                                                                   --------
                                                                   --------
Total shares outstanding (in 000's).........................             28
                                                                   --------
                                                                   --------
Asset coverage per share....................................       $ 70,949
                                                                   --------
                                                                   --------
Liquidation preference per share............................       $ 25,000
                                                                   --------
                                                                   --------
Average market value per share..............................       $ 25,000
                                                                   --------
                                                                   --------

-------------------

(a) Commencement of operations.
(b) Ratios do not reflect dividend payments to preferred shareholders.
(c) Annualized.
(d) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers REIT and Preferred Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The fund had no operations until June 6, 2003 when it sold 4,200 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on June 27, 2003.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The fund classifies the periodic payments under interest rate swap transactions as a component of realized and unrealized gains/(losses) to the fund.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principals.

    Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Series T28, Series W28A, Series W28B, and Series W28C preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series T28, Series W28A, Series W28B, and Series W28C preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.65% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period June 27, 2003 (commencement of operations) through December 31, 2003, the fund incurred investment management fees of $5,427,314.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis, 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the period June 27, 2003 (commencement of operations) through December 31, 2003, the fund incurred $414,102 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the period June 27, 2003 (commencement of operations) through December 31, 2003, fees and related expenses accrued for nonaffiliated directors totaled $24,500.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period June 27, 2003 (commencement of operations) through December 31, 2003, totaled $1,885,342,601 and $103,914,252, respectively.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

    The fund had a return of capital of $11,524,470 ($0.24 per common share) for the period ended December 31, 2003. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    For the period ended December 31, 2003 the dividends and distributions to shareholders are characterized for tax purposes as follows:

Preferred shareholders:
    Ordinary income..............................  $    2,787,195
    Long-term capital gains......................         290,684
                                                   --------------
         Total dividends and distributions to
            preferred shareholders...............  $    3,077,879
                                                   --------------
                                                   --------------
Common shareholders:
    Ordinary income..............................  $   26,695,512
    Long-term capital gains......................       2,784,165
    Tax return of capital........................      11,524,470
                                                   --------------
         Total dividends and distributions to
            common shareholders..................  $   41,004,147
                                                   --------------
                                                   --------------

    At December 31, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

    Aggregate cost...............................  $1,790,947,170
                                                   --------------
                                                   --------------
    Gross unrealized appreciation................  $  163,073,343
    Gross unrealized depreciation................        (934,818)
                                                   --------------
    Net unrealized appreciation on investments...     162,138,525
    Net unrealized depreciation on interest rate
       swap transactions.........................      (5,091,853)
                                                   --------------
    Net unrealized appreciation..................  $  157,046,672
                                                   --------------
                                                   --------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the period ended
December 31, 2003 the fund decreased undistributed net investment income by $3,285,666 and increased accumulated net realized gain on investments by $285,666.

    The components of distributable earnings on a tax basis consist of undistributed ordinary income of $0 and undistributed capital gains of $0.

NOTE 5. CAPITAL STOCK

    On June 27, 2003, the fund completed the initial public offering of 42,750,000 shares of common stock. Proceeds paid to the fund amounted to $1,018,518,750 after deduction of underwriting commissions and offering expenses of $50,231,250.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    On July 17, 2003, the fund completed a subsequent offering of 2,500,000 shares of common stock. Proceeds paid to the fund amounted to $59,562,500 after deduction of underwriting commissions and offering expenses of $2,937,500.

    On August 5, 2003, the fund completed a subsequent offering of 2,940,000 shares of common stock. Proceeds paid to the fund amounted to $70,045,500 after deduction of underwriting commissions and offering expenses of $3,454,500.

    During the period June 27, 2003 (commencement of operations) through December 31, 2003, the fund issued 57,466 shares of common stock for the reinvestment of dividends.

    On August 18, 2003, the fund issued 3,280 taxable auction market preferred shares, Series M7 (par value $0.001), 3,280 taxable auction market preferred shares, Series T7 (par value $0.001), 3,280 taxable auction market preferred shares, Series W7 (par value $0.001), 3,280 taxable auction market preferred shares, Series TH7 (par value $0.001), 3,280 taxable auction market preferred shares, Series F7 (par value $0.001), 2,800 taxable auction market preferred shares, Series W28A (par value $0.001), 2,800 taxable auction market preferred shares, Series W28B (par value $0.001), and 2,800 taxable auction market preferred shares, Series W28C (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $612,815,000 after deduction of underwriting commissions and offering expenses of $7,185,000. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On December 8, 2003, the fund issued 2,040 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $50,154,874 after deduction of underwriting commissions and offering expenses of $845,126. This issue has recieved a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the articles supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of a majority of the holders as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at December 31, 2003 are as follows:

                                                                                              UNREALIZED
                             NOTIONAL      FIXED     FLOATING RATE(a)                       APPRECIATION/
      COUNTERPARTY            AMOUNT       RATE     (RESET MONTHLY)     TERMINATION DATE    (DEPRECIATION)
-------------------------   -----------   -------   ----------------   ------------------   --------------
Royal Bank of Canada        $43,250,000   3.4520%        1.141%           August 25, 2007    $  (834,443)
Royal Bank of Canada        $58,125,000   3.3980%        1.154%        September 16, 2008        (71,989)
UBS AG                      $58,125,000   2.8325%        1.141%           August 25, 2006       (495,964)
UBS AG                      $58,125,000   3.9900%        1.141%           August 25, 2009       (739,881)
UBS AG                      $58,125,000   4.3975%        1.141%           August 25, 2010     (1,433,732)
UBS AG                      $58,125,000   4.5950%        1.141%           August 25, 2011     (1,658,640)
Merrill Lynch Derivative
  Products AG               $43,625,000   3.3200%        1.148%          October 22, 2007       (405,816)
Merrill Lynch Derivative
  Products AG               $58,500,000   3.2075%        1.170%           October 2, 2008        548,612
                                                                                             -----------
                                                                                             $(5,091,853)
                                                                                             -----------
                                                                                             -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2003.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Cohen & Steers REIT and Preferred Income Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers REIT and Preferred Income Fund, Inc. (the 'Fund') at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period June 27, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                                     [Signature: PricewaterhouseCoopers LLP]

New York, New York
February 17, 2004

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                      TAX INFORMATION -- 2003 (UNAUDITED)

    During the period June 27, 2003 (commencement of operations) through December 31, 2003, the fund had Post May 5th long term capital gains distributions of $3,074,852 and qualified dividend income distributions of $429,323. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, this dividend is eligible for a maximum allowable capital rate of 15% for individuals.

    For the period June 27, 2003 (commencement of operations) through December 31, 2003, the fund had long term capital gains distributions of $3,074,852.

    Shareholders are advised to consult with their own tax advisors as to the Federal, state, and local tax status of the income received.

--------------------------------------------------------------------------------
                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'street name' to consult your broker, as soon as possible to determine if you must change registration into your own name to participate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
   purchase, from time to time, shares of its common stock in the open market.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The fund has a dividend reinvestment plan (the plan) commonly referred to as an 'opt-out' plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by EquiServe Trust Company, NA as agent for common shareholders pursuant to the plan (the plan agent), unless they elect to receive cash. The plan agent will either
(i) effect purchases of common shares under the plan in the open market or
(ii) distribute newly issued common shares of the fund. Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the plan agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the plan.

    The plan agent serves as agent for the common shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the participants, either
(i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The plan agent will receive cash from the fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The plan agent will receive the dividend or distribution in newly issued common shares of the fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

    Participants in the plan may withdraw from the plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the plan or upon termination of the plan as provided below, certificates for whole common shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

    The plan agent maintains each common shareholder's account in the plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common shares in the account of each plan participant will be held by the plan agent on behalf of the participant. Proxy material relating to shareholders' meetings of the fund will include those shares purchased as well as shares held pursuant to the plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

shareholder's name and held for the account of beneficial owners who are participants in the plan. Common shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

    The plan agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See 'Taxation.'

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The plan also may be amended or terminated by the plan agent by at least 90 days' written notice to all shareholders of the fund. All correspondence concerning the plan should be directed to the plan agent at (telephone 800-426-5523).

--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION

        During the period, there have been no material changes in the fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the fund's charter or by-laws that would delay or prevent a change in control of the fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the fund.

        A portion of the fund's dividends and distributions may not be tied to the fund's investment income and capital gains and could represent a return of the fund's capital.
    Any return of capital would not represent yield or investment on the fund's investment portfolio.

--------------------------------------------------------------------------------





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                                       30

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.



--------------------------------------------------------------------------------

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the investment manager who have a legitimate business need for the information.

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                COHEN & STEERS REIT & PREFERRED INCOME FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                          NUMBER OF
                                                                                                          PORTFOLIOS
                                                                                                           OVERSEEN
                                                                                                          WITHIN THE
                             POSITION(S) HELD    TERM OF    LENGTH OF       PRINCIPAL OCCUPATION(S)          FUND
  NAME, ADDRESS AND AGE         WITH FUND        OFFICE    TIME SERVED       DURING PAST FIVE YEARS        COMPLEX
-------------------------   ------------------   -------   -----------   ------------------------------   ----------
Robert H. Steers ........   Director, chairman    Until       Since      Co-chairman and co-chief            10
757 Third Avenue              and secretary       next      inception    executive officer of Cohen &
New York, New York                               election                Steers Capital Management,
Age: 50                                            of                    Inc., the fund's investment
                                                 directors               manager since 2003. Prior
                                                                         thereto, chairman of Cohen &
                                                                         Steers Capital Management Inc.

Martin Cohen ............       Director,         Until       Since      Co-chairman and co-chief            10
757 Third Avenue              president and       next      inception    executive officer of Cohen &
New York, New York              treasurer        election                Steers Capital Management,
Age: 55                                            of                    Inc., the fund's investment
                                                 directors               manager. Prior thereto,
                                                                         President of Cohen & Steers
                                                                         Capital Management, Inc.

Gregory C. Clark ........        Director         Until       Since      Private investor. Prior             10
99 Jane Street                                    next      inception    thereto, president of
New York, New York                               election                Wellspring Management Group
Age: 56                                            of                    (investment advisory firm).
                                                 directors

Bonnie Cohen ............        Director         Until       Since      Consultant. Prior thereto,          10
1824 Phelps Place, N.W.                           next      inception    Undersecretary of State,
Washington, D.C.                                 election                United States department of
Age: 61                                            of                    state.
                                                 directors

George Grossman .........        Director         Until       Since      Attorney-at-law.                    10
17 Elm Place                                      next      inception
Rye, New York                                    election
Age: 50                                            of
                                                 directors

Richard J. Norman .......        Director         Until       Since      Private investor. Prior             10
7520 Hackamore Drive                              next      inception    thereto, Investment
Potomac, Maryland                                election                Representative of Morgan
Age: 60                                            of                    Stanley Dean Witter.
                                                 directors

Willard H. Smith, Jr ....        Director         Until       Since      Director. Board member of           10
7231 Encelia Drive                                next      inception    Essex Property Trust, Inc.,
La Jolla, California                             election                Highwoods Properties, Inc. and
Age: 67                                            of                    Realty Income Corporation.
                                                 directors               Managing director at Merrill
                                                                         Lynch & Co., Equity Capital
                                                                         Markets Division from 1983 to
                                                                         1995.

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                                       32

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                    [COHEN & STEERS                                  [COHEN & STEERS
                EQUITY INCOME FUND LOGO]                            REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


                    [COHEN & STEERS                                  [COHEN & STEERS
                SPECIAL EQUITY FUND LOGO]                     INSTITUTIONAL REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO             REITS
       SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                           HIGHER MINIMUM PURCHASE REQUIRED
                                                           SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       33

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and president                (212) 832-3232

 Gregory C. Clark                      FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT -- COMMON SHARES
 George Grossman                       Equiserve Trust Company
 Director                              150 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       TRANSFER AGENT -- PREFERRED SHARES
 Willard H. Smith Jr.                  The Bank of New York
 Director                              100 Church Street
                                       New York, NY 10007
 Greg E. Brooks
 Vice president                        LEGAL COUNSEL

 Adam Derechin                         Simpson Thacher & Bartlett
 Vice president and assistant          425 Lexington Avenue
 treasurer                             New York, NY 10017

 Lawrence B. Stoller
 Assistant secretary                   New York Stock Exchange Symbol: RNP

                                       Web site: cohenandsteers.com

                                       This report is for shareholder information. This is not
                                       a prospectus intended for use in the  purchase or sale
                                       of fund shares. Past performance is of course no
                                       guarantee of future results and your investment may
                                       be worth more or less at the time you sell.

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                                       34

COHEN & STEERS
REIT AND PREFERRED INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                                 [COHEN & STEERS
                       REIT AND PREFERRED INCOME FUND LOGO]



                                 ANNUAL REPORT
                               DECEMBER 31, 2003



                          STATEMENT OF DIFFERENCES
                          ------------------------

The division sign shall be expressed as................................. [div]
The section symbol shall be expressed as................................ 'SS'